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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
          Date of report (Date of earliest event reported): May 7, 2002
                            ------------------------

                              Hanover Direct, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                     1-12082
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                            (Commission File Number)

           Delaware                                  13-0853260
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  (State or Other Jurisdiction                     (I.R.S. Employer
        of Incorporation)                        Identification Number)

        115 River Road
     Edgewater, New Jersey                              07020
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     (Address of Principal                            (Zip Code)
       Executive Offices)



       Registrant's telephone number, including area code: (201) 863-7300
                                                           ---------------


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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

      On May 7, 2002, Hanover Direct, Inc. (the "Company") issued a press release announcing that a conference call with management to review the First Quarter Fiscal 2002 results will be held on Wednesday, May 15, 2002 at 11 a.m. Eastern Standard Time.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit 20.1 - Press Release dated May 7, 2002 of the Company.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HANOVER DIRECT, INC.
                                     -------------------------------------------
                                                 (Registrant)

May 7, 2002                          By:      /s/ Edward M. Lambert
                                     -------------------------------------------
                                     Name:        Edward M. Lambert
                                     Title:       Executive Vice President and
                                                  Chief Financial Officer